Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.2428%


        Excess Protection Level
        3 Month Average   4.46%
          June, 1997   4.96%
          May, 1997   4.56%
          April, 1997   3.88%


        Cash Yield                                  17.16%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.61%


        Over 35 Day Delinquency                      4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $27,184,721,330.37


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,741,483,811.88